UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-04                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  October 28, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 25, 2004



Exhibit 99.1
Statement to Certificateholders October 25, 2004



                      Centex Home Equity Loan Trust 2004-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 25, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      100,340,000.00      93,456,449.67   5,455,211.51     219,622.66    5,674,834.17    0.00       0.00       88,001,238.16
AF_2       22,950,000.00      22,950,000.00           0.00      65,981.25       65,981.25    0.00       0.00       22,950,000.00
AF_3       51,280,000.00      51,280,000.00           0.00     171,788.00      171,788.00    0.00       0.00       51,280,000.00
AF_4       49,750,000.00      49,750,000.00           0.00     210,608.33      210,608.33    0.00       0.00       49,750,000.00
AF_5       31,505,000.00      31,505,000.00           0.00     156,999.92      156,999.92    0.00       0.00       31,505,000.00
AF_6       28,425,000.00      28,425,000.00           0.00     124,833.13      124,833.13    0.00       0.00       28,425,000.00
AV_1       98,220,000.00      93,990,539.45   2,660,049.60     152,786.84    2,812,836.44    0.00       0.00       91,330,489.85
AV_2      120,000,000.00     112,478,110.56   3,872,058.39     182,839.42    4,054,897.81    0.00       0.00      108,606,052.17
AV_3      178,720,000.00     163,251,234.39   7,962,888.08     250,137.17    8,213,025.25    0.00       0.00      155,288,346.31
AV_4       42,940,000.00      42,940,000.00           0.00      70,469.31       70,469.31    0.00       0.00       42,940,000.00
AV_5       25,120,000.00      25,120,000.00           0.00      45,327.64       45,327.64    0.00       0.00       25,120,000.00
M_1        33,750,000.00      33,750,000.00           0.00      60,900.00       60,900.00    0.00       0.00       33,750,000.00
M_2        27,000,000.00      27,000,000.00           0.00      49,770.00       49,770.00    0.00       0.00       27,000,000.00
M_3        18,450,000.00      18,450,000.00           0.00      36,018.50       36,018.50    0.00       0.00       18,450,000.00
M_4        13,050,000.00      13,050,000.00           0.00      29,333.50       29,333.50    0.00       0.00       13,050,000.00
M_5        16,650,000.00      16,650,000.00           0.00      38,720.50       38,720.50    0.00       0.00       16,650,000.00
M_6        13,500,000.00      13,500,000.00           0.00      34,020.00       34,020.00    0.00       0.00       13,500,000.00
M_7        13,500,000.00      13,500,000.00           0.00      39,795.00       39,795.00    0.00       0.00       13,500,000.00
B          14,850,000.00      14,850,000.00           0.00      46,084.50       46,084.50    0.00       0.00       14,850,000.00
R1                  0.00               0.00           0.00           0.00            0.00    0.00       0.00                0.00
TOTALS    900,000,000.00     865,896,334.07  19,950,207.58   1,986,035.67   21,936,243.25    0.00       0.00      845,946,126.49

A_IO      200,000,000.00     168,000,000.00           0.00     490,000.00      490,000.00    0.00       0.00      159,000,000.00
X_IO                0.00     870,868,183.77           0.00          11.91           11.91    0.00       0.00      853,346,993.22
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     152314KE9      931.39774437    54.36726639        2.18878473       56.55605113       877.03047797     AF_1     2.820000 %
AF_2     152314KF6    1,000.00000000     0.00000000        2.87500000        2.87500000     1,000.00000000     AF_2     3.450000 %
AF_3     152314KG4    1,000.00000000     0.00000000        3.35000000        3.35000000     1,000.00000000     AF_3     4.020000 %
AF_4     152314KH2    1,000.00000000     0.00000000        4.23333327        4.23333327     1,000.00000000     AF_4     5.080000 %
AF_5     152314KJ8    1,000.00000000     0.00000000        4.98333344        4.98333344     1,000.00000000     AF_5     5.980000 %
AF_6     152314KK5    1,000.00000000     0.00000000        4.39166684        4.39166684     1,000.00000000     AF_6     5.270000 %
AV_1     152314KL3      956.93890705    27.08256567        1.55555732       28.63812299       929.85634138     AV_1     2.090000 %
AV_2     152314KM1      937.31758800    32.26715325        1.52366183       33.79081508       905.05043475     AV_2     2.090000 %
AV_3     152314KN9      913.44692474    44.55510340        1.39960368       45.95470708       868.89182134     AV_3     1.970000 %
AV_4     152314KP4    1,000.00000000     0.00000000        1.64111109        1.64111109     1,000.00000000     AV_4     2.110000 %
AV_5     152314KQ2    1,000.00000000     0.00000000        1.80444427        1.80444427     1,000.00000000     AV_5     2.320000 %
M_1      152314KR0    1,000.00000000     0.00000000        1.80444444        1.80444444     1,000.00000000     M_1      2.320000 %
M_2      152314KS8    1,000.00000000     0.00000000        1.84333333        1.84333333     1,000.00000000     M_2      2.370000 %
M_3      152314KT6    1,000.00000000     0.00000000        1.95222222        1.95222222     1,000.00000000     M_3      2.510000 %
M_4      152314KU3    1,000.00000000     0.00000000        2.24777778        2.24777778     1,000.00000000     M_4      2.890000 %
M_5      152314KV1    1,000.00000000     0.00000000        2.32555556        2.32555556     1,000.00000000     M_5      2.990000 %
M_6      152314KW9    1,000.00000000     0.00000000        2.52000000        2.52000000     1,000.00000000     M_6      3.240000 %
M_7      152314KX7    1,000.00000000     0.00000000        2.94777778        2.94777778     1,000.00000000     M_7      3.790000 %
B        152314KY5    1,000.00000000     0.00000000        3.10333333        3.10333333     1,000.00000000     B        3.990000 %
TOTALS                  962.10703786    22.16689731        2.20670630       24.37360361       939.94014054

A_IO     152314KZ2      840.00000000     0.00000000        2.45000000        2.45000000       795.00000000     A_IO     3.500000 %

----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------

                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

                                        Notional Class A_IO1 Beginning Balance                                       57,000,000.00
                                        Interest Paid Class A_IO1                                                       166,250.00
                                        Notional Class A_IO1 Ending Balance                                          55,000,000.00

                                        Notional Class A_IO3 Beginning Balance                                      111,000,000.00
                                        Interest Paid Class A_IO3                                                       323,750.00
                                        Notional Class A_IO3 Ending Balance                                         104,000,000.00
Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                      351,625.78
                                        Curtailments                                                                     35,846.96
                                        Prepayments in Full                                                           4,403,545.10
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                      111,859.19
                                        Curtailments                                                                      5,717.70
                                        Prepayments in Full                                                           2,218,601.10
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group III
                                        Scheduled Monthly Payments                                                      340,366.60
                                        Curtailments                                                                     63,968.91
                                        Prepayments in Full                                                           9,989,659.21
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Subordination Increase Amount                                                 2,429,017.03
                                        Excess Overcollateralization Amount                                                   0.00

Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                            0.00
                                        Class AF-2                                                                            0.00
                                        Class AF-3                                                                            0.00
                                        Class AF-4                                                                            0.00
                                        Class AF-5                                                                            0.00
                                        Class AF-6                                                                            0.00
                                        Class AV-1                                                                            0.00
                                        Class AV-2                                                                            0.00
                                        Class AV-3                                                                            0.00
                                        Class AV-4                                                                            0.00
                                        Class AV-5                                                                            0.00
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                             0.00
                                        Class M-2                                                                             0.00
                                        Class M-3                                                                             0.00
                                        Class M-4                                                                             0.00
                                        Class M-5                                                                             0.00
                                        Class M-6                                                                             0.00
                                        Class M-7                                                                             0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                    278,354,295.35
                                        Group I Ending Aggregate Loan Balance                                       273,563,277.51

                                        Group II Beginning Aggregate Loan Balance                                   126,451,283.13
                                        Group II Ending Aggregate Loan Balance                                      124,115,105.14

                                        Group III Beginning Aggregate Loan Balance                                  466,062,605.29
                                        Group III Ending Aggregate Loan Balance                                     455,668,610.57

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                            7,400,866.73
                                        Total Required Overcollateralization Amount                                  24,750,246.43

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                          6.9841 %
                                        Group II                                                                         6.0334 %
                                        Group III                                                                        6.8212 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                      6,411,386.67
                                        Group II                                                                     2,972,289.36
                                        Group III                                                                   13,043,567.21

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                   6.7226 %
                                        Group III Loans                                                                  7.5605 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                        746,734.78
                                        Group II                                                                       323,674.72
                                        Group III                                                                      755,254.34

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                      4,791,017.84
                                        Group II                                                                     2,336,177.99
                                        Group III                                                                   10,393,994.72

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                6.27 %
                                        Group II Net WAC Cap                                                               6.46 %
                                        Group III Net WAC Cap                                                              7.31 %
                                        Subordinate Net WAC Cap                                                            7.13 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(xx)                           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                               Group 1
                                                                                                         Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                    40             2,779,280.45                  1.02 %
                                          2 Month                     9               675,596.66                  0.25 %
                                          3 Month                     2                85,936.82                  0.03 %
                                          Total                      51             3,540,813.93                  1.30 %
                                           Group 2
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                    11             1,674,747.39                  1.35 %
                                          2 Month                     2               392,149.26                  0.32 %
                                          3 Month                     0                     0.00                  0.00 %
                                          Total                      13             2,066,896.65                  1.67 %
                                           Group 3
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                  140            14,684,355.13                  3.22 %
                                          2 Month                   26             2,593,634.59                  0.57 %
                                          3 Month                    7               693,078.77                  0.15 %
                                           Total                   173            17,971,068.49                  3.94 %
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                  191            19,138,382.97                  2.24 %
                                          2 Month                   37             3,661,380.51                  0.43 %
                                          3 Month                    9               779,015.59                  0.09 %
                                           Total                   237            23,578,779.07                  2.76 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              291,112.69                  0.11 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              444,740.73                  0.36 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   36            3,445,589.49                  0.76 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   43            4,181,442.91                  0.49 %

Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    7              333,544.74                  0.12 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              259,637.83                  0.21 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   17            1,945,907.37                  0.43 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   26            2,539,089.94                  0.30 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                             34.00
                                        Balance of Balloon Loans                                                     1,733,314.82

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                           0.00
                                        Group II                                                                          0.00
                                        Group III                                                                         0.00

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                           0.00
                                        Cumulative Realized Losses                                                        0.00
                                        Group II:
                                        Monthly Realized Losses                                                           0.00
                                        Cumulative Realized Losses                                                        0.00
                                        Group III:
                                        Monthly Realized Losses                                                           0.00
                                        Cumulative Realized Losses                                                        0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                           0.00
                                        Group II                                                                          0.00
                                        Group III                                                                         0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                              0.7018 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                      0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                     0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                           900,008,960.99

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                       NO

                                        1-Month LIBOR for Current Distribution Date                                  1.84000 %

Copyright 2001 J.P. Morgan Chase & Co. All right reserved.